UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015

ATVRockN

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54739

Nevada	27-4594495
(State or other jurisdiction of	(IRS Employer

1420 London Road, Suite 100, Duluth, MN	55805
(Address of principal executive offices)	(Zip Code)

(218) 728-8553

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

ATVRockN (the "Registrant') reports that merger discussions with Lush Lighting, Inc. have ended, effective immediately. After review and consideration, Lush has decided to discontinue merger discussions. Both sides entered the merger discussions with good intentions, but Lush decided not proceed with the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATVRockN Registrant

Date: November 25, 2015
/s/ _Hal B. Heyer, M. D_
Name: Hal B. Heyer, M. D.
Title: CEO